Exhibit 32.3

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                                  PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Amendment No. 1 to the Quarterly Report of DUPONT DIRECT FINANCIAL HOLDINGS, INC. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, CAROL ANN FERROTTA, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly represents, in all material respects, the financial condition and result of operations of the Company.


/s/ Carol Ann Ferrotta
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CAROL ANN FERROTTA,
Chief Financial Officer

Date: December 16, 2003